UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 17, 2020

PROVENTION BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38552	81-5245912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 666, Oldwick, New Jersey 08858
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 336-0360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2020, Provention Bio, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC and Cantor Fitzgerald & Co., as representatives of the underwriters named therein (the “Underwriters”), in connection with the underwritten public offering by the Company (the “Offering”) of 6,600,000 shares (the “Initial Securities”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $14.50 per share, less underwriting discounts.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days (the “Option”) to purchase up to an additional 990,000 shares (the “Option Securities” and, together with the Initial Securities, the “Securities”) of Common Stock at the public offering price, less underwriting discounts.

The Securities are being offered by the Company pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-232995) previously filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2019 and declared effective by the SEC on August 8, 2019 and an additional registration statement on Form S-3 (File No. 333-239246) filed with the SEC pursuant to Rule 462 under the Securities Act of 1933, as amended (the “Securities Act”), on June 17, 2020, which was effective immediately upon filing. A preliminary prospectus supplement relating to the Offering was filed with the SEC on June 17, 2020, and a final prospectus supplement relating to the Offering was filed with the SEC on June 18, 2020. The closing of the Offering is expected to occur on June 22, 2020, subject to the satisfaction of customary closing conditions.

The net proceeds to the Company from the Offering, after deducting the Underwriters’ discounts, fees and expenses and the Company’s estimated Offering expenses, are expected to be approximately $89.7 million, or approximately $103.2 million if the Underwriters exercise their Option in full. The Company intends to use the net proceeds from the Offering for general corporate purposes, including the continued funding of the clinical development, regulatory and manufacturing activities, and pre-commercial activities for PRV-031, development activities for PRV-015, development activities for PRV-3279 and PRV-101 and which may include the acquisition or in-licensing of other product candidates.

The Underwriting Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The Underwriting Agreement also contains customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to that document and agreement. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The foregoing summary of the terms of the Underwriting Agreement is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events.

On June 16, 2020, the Company issued a press release announcing the launch of the Offering. On June 17, 2020, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In connection with the Offering, the Company included certain information set forth below in the preliminary prospectus and the final prospectus:

ATM Program

In August 2019, the Company established an at-the-market (“ATM”) program through which the Company may sell, from time to time at its sole discretion, up to $50 million of shares of its common stock. Through June 15, 2020, the Company has sold 725,495 shares of its common stock for net proceeds of approximately $9.9 million after payment of sales commissions under the ATM program, all of which shares were sold after March 31, 2020. As a result, up to $39.8 million of shares of the Company’s common stock remain available for sale under the ATM program.

Cash and Cash Equivalents and Marketable Securities

As of May 31, 2020, the Company’s cash, cash equivalents and marketable securities were $70.6 million. In addition, from June 1, 2020 through June 15, 2020, the Company received net proceeds of $6.6 million from the ATM program, which are included in the aggregate net proceeds from the ATM program disclosed above. The above information is preliminary and subject to completion. The preliminary results set forth above reflect the Company’s preliminary estimates with respect to such information, based on information currently available to management, and may vary from its actual financial results as of June 30, 2020. The preliminary financial information included herein has been prepared by, and is the responsibility of, management. EisnerAmper LLP has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial information. Accordingly, EisnerAmper LLP does not express an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not draw any conclusions based on the foregoing estimates and should not place undue reliance on these preliminary estimates. The Company assumes no duty to update these preliminary estimates except as required by law.

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including but not limited to statements related to the timing and completion of the Offering and the amount of net proceeds expected from the Offering are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks detailed from time to time in the Company’s SEC filings, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as updated by its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as well as those discussed in the preliminary prospectus supplement filed with the SEC, the documents incorporated by reference herein and therein, any related free writing prospectus, and any subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description.

1.1	Underwriting Agreement, dated June 17, 2020, by and among Provention Bio, Inc. and SVB Leerink LLC and Cantor Fitzgerald & Co., as representatives of the underwriters

5.1	Opinion of Lowenstein Sandler LLP

23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)

99.1	Press release of Provention Bio, Inc., dated June 16, 2020

99.2	Press release of Provention Bio, Inc., dated June 17, 2020

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Provention Bio, Inc.

Date: June 18, 2020	By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer